Exhibit 99.2

Rexford
INDUSTRIAL

Supplemental Financial Reporting Package

Second Quarter 2016

Rexford Industrial Realty, Inc.
NYSE: REXR
11620 Wilshire Blvd
Suite 1000
Los Angeles, CA 90025
310-966-1680
www.RexfordIndustrial.com

Table of Contents

Section	Page

Corporate Data:
Investor Company Summary	3
Financial and Portfolio Highlights and Common Stock Data	4
Consolidated Financial Results:
Consolidated Balance Sheets	5
Consolidated Statement of Operations	6-7
Non‐GAAP FFO, Core FFO and AFFO Reconciliations	8-9
Statement of Operations Reconciliations	10-11
Same Property Portfolio Performance	12-13
Joint Venture Financial Summary	14-15
Capitalization Summary	16
Debt Summary	17
Debt Covenants	18
Portfolio Data:
Portfolio Overview	19
Occupancy and Leasing Trends	20
Leasing Statistics	21
Top Tenants and Lease Segmentation	22
Capital Expenditure Summary	23
Properties and Space Under Repositioning	24-25
Current Year Acquisitions and Dispositions Summary	26
Net Asset Value Components	27
Fixed Charge Coverage Ratio	28
Definitions / Discussion of Non‐GAAP Financial Measures	29-30
Disclosures:
Forward Looking Statements: This supplemental package contains “forward‐looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. We caution investors that any forward‐looking statements presented herein are based on management’s beliefs and assumptions and information currently available to management. Such statements are subject to risks, uncertainties and assumptions and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. These risks and uncertainties include, without limitation: general risks affecting the real estate industry (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, dependence on tenants’ financial condition, and competition from other developers, owners and operators of real estate); risks associated with the disruption of credit markets or a global economic slowdown; risks associated with the potential loss of key personnel (most importantly, members of senior management); risks associated with our failure to maintain our status as a Real Estate Investment Trust under the Internal Revenue Code of 1986, as amended; possible adverse changes in tax and environmental laws; litigation, including costs associated with prosecuting or defending pending or threatened claims and any adverse outcomes, and potential liability for uninsured losses and environmental contamination.
For a further discussion of these and other factors that could cause our future results to differ materially from any forward‐looking statements, see Item 1A. Risk Factors in our 2015 Annual Report on Form 10‐K, which was filed with the Securities and Exchange Commission (“SEC”) on February 25, 2016. We disclaim any obligation to publicly update or revise any forward‐looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Second Quarter 2016	Page 2
Supplemental Financial Reporting Package

Investor Company Summary

Senior Management Team
Howard Schwimmer	Co‐Chief Executive Officer, Director
Michael S. Frankel	Co‐Chief Executive Officer, Director
Adeel Khan	Chief Financial Officer
David Lanzer	General Counsel
Patrick Schlehuber	Senior Vice President, Acquisitions
Bruce Herbkersman	Senior Vice President, Development & Construction
Shannon Lewis	Senior Vice President, Leasing
Ashley Arthur	Vice President, Operations

Board of Directors
Richard Ziman	Chairman
Howard Schwimmer	Co‐Chief Executive Officer, Director
Michael S. Frankel	Co‐Chief Executive Officer, Director
Robert L. Antin	Director
Steven C. Good	Director
Peter Schwab	Director
Tyler H. Rose	Director

Company Contact Information
11620 Wilshire Blvd, Suite 1000
Los Angeles, CA 90025
310‐966‐1680
www.RexfordIndustrial.com

Investor Relations Information
ICR
Stephen Swett
www.icrinc.com
212-849-3882

Equity Research Coverage
Bank of America Merrill Lynch	Juan C. Sanabria
Capital One	Thomas J. Lesnick, CFA
Citigroup Investment Research	Emmanuel Korchman
D.A Davidson	Barry Oxford
J.P. Morgan	Michael W. Mueller, CFA
Jefferies LLC	Jonathan Petersen
National Securities Corporation	John R. Benda
Stifel Nicolaus & Co.	John W. Guinee
Wells Fargo Securities	Blaine Heck
Wunderlich Securities	Craig Kucera
Disclaimer: This list may not be complete and is subject to change as firms add or delete coverage of our company. Please note that any opinions, estimates, forecasts or predictions regarding our historical or predicted performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or predictions of Rexford Industrial Realty, Inc. or its management. We are providing this listing as a service to our stockholders and do not by listing these firms imply our endorsement of, or concurrence with, such information, conclusions or recommendations. Interested persons may obtain copies of analysts’ reports on their own; we do not distribute these reports.

Second Quarter 2016	Page 3
Supplemental Financial Reporting Package

Financial and Portfolio Highlights and Common Stock Data (1)
(in thousands except share and per share data and portfolio statistics)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Financial Results:
Total rental revenues	$30,497	$27,370	$26,059	$23,335	$22,281
Net income	$12,792	$1,477	$1,056	$617	$196
Net income per common share-basic and diluted	$0.19	$0.02	$0.02	$0.01	$0.00
Company share of Core FFO	$13,920	$11,962	$11,870	$11,201	$11,089
Core FFO per common share-basic and diluted	$0.22	$0.22	$0.21	$0.20	$0.20
Company share of FFO	$13,309	$12,123	$11,365	$10,780	$10,220
FFO per share-basic and diluted	$0.21	$0.22	$0.21	$0.20	$0.19
Adjusted EBITDA	$19,679	$17,074	$16,385	$14,607	$14,066
Dividend declared per common share	$0.135	$0.135	$0.135	$0.135	$0.12
Portfolio Statistics:
Portfolio SF - consolidated	13,640,820	12,152,138	11,955,455	11,078,912	10,649,768
Ending occupancy - consolidated portfolio	90.1%	88.1%	89.2%	88.8%	88.4%
Leased percentage - consolidated portfolio	90.3%	88.4%	89.3%	90.5%	90.0%
Leasing spreads-cash	11.0%	5.6%	6.4%	5.4%	7.0%
Leasing spreads-GAAP	23.5%	13.6%	12.9%	16.3%	15.4%
Same Property Performance:
Same Property Portfolio SF	9,643,837	9,828,422	6,083,359	6,083,359	6,083,359
Total rental revenue growth	5.3%	8.4%	2.8%	5.0%	5.5%
Total property expense growth	1.0%	8.7%	-2.2%	-3.2%	3.8%
NOI growth	6.9%	8.3%	4.8%	8.4%	6.2%
Cash NOI growth	9.1%	8.2%	7.5%	7.1%	8.0%
Same Property Portfolio ending occupancy	92.5%	91.7%	94.4%	93.7%	92.6%
Stabilized Same Property Portfolio ending occupancy	95.7%	95.1%	95.6%	94.8%	94.0%
Same Property Portfolio occupancy growth (ppt) (2)	3.5%	1.0%	1.6%	2.4%	2.3%
Capitalization:
Common stock price at quarter end	$21.09	$18.16	$16.36	$13.79	$14.58
Common shares issued and outstanding	65,679,483	55,276,567	55,265,243	55,198,780	55,051,832
Total shares and units issued and outstanding at period end (3)	67,679,046	57,303,209	57,291,885	57,265,484	57,229,405
Weighted average shares outstanding ‐ basic and diluted	64,063,337	55,269,598	55,244,664	55,145,963	54,963,093
Total equity market capitalization	$1,427,351	$1,040,626	$937,295	$789,691	$834,405
Total consolidated debt	$503,009	$445,611	$418,698	$335,904	$296,715
Total combined market capitalization (debt and equity)	$1,901,183	$1,479,835	$1,350,792	$1,120,512	$1,121,132
Ratios:
Net debt to total combined market capitalization	24.9%	29.7%	30.6%	29.5%	25.6%
Net debt to Adjusted EBITDA (quarterly results annualized)	6.0x	6.4x	6.3x	5.7x	5.1x
(1)For a definition and discussion of non-GAAP financial measures and reconciliations to their nearest GAAP equivalents, see the definitions section and reconciliation section beginning on page 29 and page 8 of this report, respectively.

(2)
Represents the year over year percentage point change in ending occupancy of the Same Property Portfolio for the reported period. See page 13 for a summary of our current period Same Property Portfolio and page 19 for a definition of Same Property Portfolio. For prior periods ending in 2015, the Same Property Portfolio includes all properties that were wholly‐owned by us as of January 1, 2014 and still owned by us as of the reporting date.

(3)
Includes the following number of OP Units held by noncontrolling interests: 1,999,563 (Jun 30, 2016), 2,026,642 (Mar 31, 2016), 2,026,642 (Dec 31, 2015), 2,066,704 (Sep 30, 2015) and 2,177,573 (Jun 30, 2015). Excludes the following number of shares of unvested restricted stock: 356,249 (Jun 30, 2016), 380,861 (Mar 31, 2016), 333,441 (Dec 31, 2015), 389,123 (Sep 30, 2015) and 407,463 (Jun 30, 2015). Excludes 166,669 unvested LTIP Units and 315,998 unvested performance units granted during Q4-15.

Second Quarter 2016	Page 4
Supplemental Financial Reporting Package

Consolidated Balance Sheets
(unaudited and in thousands)

	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Assets
Land	$605,694	$501,972	$492,704	$445,454	$420,349
Buildings and improvements	745,968	667,675	650,075	620,341	586,178
Tenant improvements	33,873	30,305	28,977	26,539	25,008
Furniture, fixtures, and equipment	175	188	188	188	188
Construction in progress	23,714	17,662	16,822	14,265	13,181
Total real estate held for investment	1,409,424	1,217,802	1,188,766	1,106,787	1,044,904
Accumulated depreciation	(117,590)	(111,167)	(103,623)	(96,403)	(89,539)
Investments in real estate, net	1,291,834	1,106,635	1,085,143	1,010,384	955,365
Cash and cash equivalents	29,177	6,402	5,201	5,083	9,988
Restricted cash	17,979	—	—	—	—
Notes receivable	—	—	—	—	13,137
Rents and other receivables, net	3,010	2,939	3,040	2,221	2,210
Deferred rent receivable	9,585	8,670	7,827	7,009	6,067
Deferred leasing costs, net	6,531	6,001	5,331	5,044	4,526
Deferred loan costs, net	1,146	1,296	1,445	1,595	1,745
Acquired lease intangible assets, net(1)	37,789	28,802	30,383	27,838	28,580
Indefinite‐lived intangible	5,271	5,271	5,271	5,271	5,271
Other assets	5,589	5,580	5,523	5,491	5,221
Acquisition related deposits	400	400	—	1,250	1,400
Investment in unconsolidated real estate entities	4,203	4,144	4,087	4,056	4,018
Total Assets	$1,412,514	$1,176,140	$1,153,251	$1,075,242	$1,037,528
Liabilities
Notes payable	$500,608	$444,010	$418,154	$335,058	$296,333
Interest rate swap liability	7,551	4,949	3,144	4,716	2,960
Accounts payable and accrued expenses	10,877	14,897	12,631	13,886	9,257
Dividends and distributions payable	9,212	7,814	7,806	7,504	6,655
Acquired lease intangible liabilities, net(2)	4,346	3,307	3,387	2,700	2,579
Tenant security deposits	13,769	11,995	11,539	10,523	9,711
Prepaid rents	3,367	2,667	2,846	1,935	2,517
Total Liabilities	549,730	489,639	459,507	376,322	330,012
Equity
Common stock	657	554	553	552	550
Additional paid in capital	897,991	723,074	722,722	722,102	720,583
Cumulative distributions in excess of earnings	(50,733)	(54,192)	(48,103)	(41,613)	(34,702)
Accumulated other comprehensive loss	(7,328)	(4,728)	(3,033)	(4,546)	(2,847)
Total stockholders’ equity	840,587	664,708	672,139	676,495	683,584
Noncontrolling interests	22,197	21,793	21,605	22,425	23,932
Total Equity	862,784	686,501	693,744	698,920	707,516
Total Liabilities and Equity	$1,412,514	$1,176,140	$1,153,251	$1,075,242	$1,037,528

(1)	Includes net above-market tenant lease intangibles of $6,348 (June 30, 2016), $5,818 (March 31, 2016), $6,225 (December 31, 2015), $5,621 (September 30, 2015) and $5,725 (June 30, 2015).

(2)	Includes net below-market tenant lease intangibles of $4,149 (June 30, 2016), $3,102 (March 31, 2016), 3,174 (December 31, 2015), $2,479 (September 30, 2015) and $2,350 (June 30, 2015).

Second Quarter 2016	Page 5
Supplemental Financial Reporting Package

Consolidated Statements of Operations
Quarterly Results	(unaudited and in thousands, except share and per share data)

	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Revenues
Rental income	$26,119	$23,499	$22,665	$20,617	$19,275
Tenant reimbursements	4,119	3,558	3,074	2,377	2,844
Other income	259	313	320	341	162
Total Rental Revenues	30,497	27,370	26,059	23,335	22,281
Management, leasing, and development services	111	134	105	186	161
Interest income	—	—	—	153	280
Total Revenues	30,608	27,504	26,164	23,674	22,722
Operating Expenses
Property expenses	7,959	7,543	7,118	6,237	5,874
General and administrative	4,521	3,602	3,952	3,778	3,740
Depreciation and amortization	12,610	11,214	10,821	10,642	10,490
Total Operating Expenses	25,090	22,359	21,891	20,657	20,104
Other Expenses
Acquisition expenses	635	475	528	528	847
Interest expense	3,716	3,254	2,724	2,245	1,658
Total Other Expenses	4,351	3,729	3,252	2,773	2,505
Total Expenses	29,441	26,088	25,143	23,430	22,609
Equity in income from unconsolidated real estate entities	62	61	35	45	12
Gain from early repayment of note receivable	—	—	—	581	—
(Loss) gain on extinguishment of debt	—	—	—	(253)	71
Gains on sale of real estate	11,563	—	—	—	—
Net Income	12,792	1,477	1,056	617	196
Less: net income attributable to noncontrolling interest	(418)	(52)	(40)	(24)	(8)
Net income attributable to Rexford Industrial Realty, Inc.	12,374	1,425	1,016	593	188
Less: earnings allocated to participating securities	(75)	(78)	(71)	(53)	(49)
Net income attributable to common stockholders	$12,299	$1,347	$945	$540	$139

Earnings per Common Share ‐ Basic and Diluted
Net income attributable to common stockholders	$0.19	$0.02	$0.02	$0.01	$0.00
Weighted average shares outstanding ‐ basic and diluted	64,063,337	55,269,598	55,244,664	55,145,963	54,963,093

Second Quarter 2016	Page 6
Supplemental Financial Reporting Package

Consolidated Statements of Operations
Quarterly Results	(unaudited and in thousands)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Rental Revenues
Rental income	$26,119	$19,275	$49,618	$37,832
Tenant reimbursements	4,119	2,844	7,677	5,028
Other income	259	162	572	352
Total Rental Revenues	30,497	22,281	57,867	43,212
Management, leasing, and development services	111	161	245	293
Interest income	—	280	—	557
Total Revenues	30,608	22,722	58,112	44,062
Operating Expenses
Property expenses	7,959	5,874	15,502	11,645
General and administrative	4,521	3,740	8,123	7,286
Depreciation and amortization	12,610	10,490	23,824	20,374
Total Operating Expenses	25,090	20,104	47,449	39,305
Other Expense
Acquisition expenses	635	847	1,110	1,080
Interest expense	3,716	1,658	6,970	3,484
Total Other Expense	4,351	2,505	8,080	4,564
Total Expenses	29,441	22,609	55,529	43,869
Equity in income from unconsolidated real estate entities	62	12	123	13
Gain on extinguishment of debt	—	71	—	71
Gains on sale of real estate	11,563	—	11,563	—
Net Income	12,792	196	14,269	277
Less: net income attributable to noncontrolling interest	(418)	(8)	(470)	(12)
Net income attributable to Rexford Industrial Realty, Inc.	12,374	188	13,799	265
Less: earnings allocated to participating securities	(75)	(49)	(153)	(99)
Net income attributable to common stockholders	$12,299	$139	$13,646	$166

Second Quarter 2016	Page 7
Supplemental Financial Reporting Package

Non-GAAP FFO and Core FFO Reconciliations(1)
(unaudited and in thousands, except share and per share data)

	Rexford Industrial Realty, Inc.
	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Net Income	$12,792	$1,477	$1,056	$617	$196
Add:
Depreciation and amortization	12,610	11,214	10,821	10,642	10,490
Depreciation and amortization from unconsolidated joint ventures	5	5	5	4	20
Deduct:
Gains on sale of real estate	11,563	—	—	—	—
Funds From Operations (FFO) (2)	13,844	12,696	11,882	11,263	10,706
Less: FFO attributable to noncontrolling interests(3)	(421)	(449)	(418)	(407)	(410)
Less: FFO attributable to participating securities(4)	(114)	(124)	(99)	(76)	(76)
Company share of FFO (3)(4)	$13,309	$12,123	$11,365	$10,780	$10,220

FFO per share‐basic and diluted	$0.21	$0.22	$0.21	$0.20	$0.19

FFO	$13,844	$12,696	$11,882	$11,263	$10,706
Add:
Legal fees (reimbursements)(5)	—	(643)	—	(88)	64
Acquisition expenses	635	475	528	528	847
Core FFO (2)	14,479	12,528	12,410	11,703	11,617
Less: Core FFO attributable to noncontrolling interests(3)	(440)	(443)	(437)	(423)	(446)
Less: Core FFO attributable to participating securities(4)	(119)	(123)	(103)	(79)	(82)
Company share of Core FFO	$13,920	$11,962	$11,870	$11,201	$11,089

Core FFO per share‐basic and diluted	$0.22	$0.22	$0.21	$0.20	$0.20

Weighted‐average shares outstanding‐basic and diluted	64,063,337	55,269,598	55,244,664	55,145,963	54,963,093
Weighted-average diluted shares and units	66,075,055	57,296,240	57,289,069	57,257,186	57,220,536

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 29 of this report.

(2)
FFO and Core FFO for the three months ended September 30, 2015, includes the following: (i) $581 gain from the early repayment of the Calle Perfecto note receivable and (ii) $253 loss on extinguishment of debt. FFO and Core FFO for the three months ended June 30, 2015, includes a $71 gain on extinguishment of debt.

(3)	Noncontrolling interests represent holders of outstanding common units of the Company’s operating partnership that are owned by unit holders other than us.

(4)	Participating securities include unvested shares of restricted stock, unvested LTIP units and unvested performance units.

(5)	Legal fees (reimbursements) relate to prior litigation of the Company. For more information, see Item 3. Legal Proceedings in our 2014 Annual Report on Form 10-K.

Second Quarter 2016	Page 8
Supplemental Financial Reporting Package

Non-GAAP AFFO Reconciliation(1)
(unaudited and in thousands, except share and per share data)

	Rexford Industrial Realty, Inc.
	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Funds From Operations(2)	$13,844	$12,696	$11,882	$11,263	$10,706
Add:
Amortization of deferred financing costs	264	221	194	200	209
Net fair value lease revenue (expense)	60	(4)	48	69	46
Non‐cash stock compensation	953	934	494	443	467
Straight line corporate office rent expense adjustment	(11)	(1)	(1)	21	37
Loss (gain) on extinguishment of debt	—	—	—	253	(71)
Deduct:
Straight line rental revenue adjustment(3)	922	1,095	1,409	1,039	612
Capitalized payments(4)	735	795	651	548	497
Note receivable discount amortization	—	—	—	38	71
Note payable premium amortization	59	59	33	33	33
Gain from early repayment of note receivable	—	—	—	581	—
Recurring capital expenditures(5)	848	586	1,346	921	871
2nd generation tenant improvements and leasing commissions(6)	1,483	461	762	701	893
Unconsolidated joint venture AFFO adjustments	9	3	4	5	(4)
Adjusted Funds From Operations (AFFO)	$11,054	$10,847	$8,412	$8,383	$8,421

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 29 of this report.

(2)	A reconciliation of net income to Funds From Operations is set forth on page 9 of this report.

(3)
The straight line rental revenue adjustment includes concessions of $767, $848, $727, $870, and $485 for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively. The straight line rental revenue adjustment includes $245 and $554 of free rent under a license agreement at one of our properties for the three months ended March 31, 2016 and December 31, 2015, respectively.

(4)	Includes capitalized interest, and leasing and construction development compensation.

(5)
Excludes nonrecurring capital expenditures of $5,430, $4,238, $4,018, $4,222, and $3,312 for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively.

(6)
Excludes 1st generation tenant improvements and leasing commissions of $1,064, $989, $418, $624 and $996 for the three months ended June 30, 2016, March 31, 2016, December 31, 2015, September 30, 2015 and June 30, 2015, respectively.

Second Quarter 2016	Page 9
Supplemental Financial Reporting Package

Statement of Operations Reconciliations - NOI and Cash NOI(1)
(unaudited and in thousands)

	Rexford Industrial Realty, Inc.
	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Rental income	$26,119	$23,499	$22,665	$20,617	$19,275
Tenant reimbursements	4,119	3,558	3,074	2,377	2,844
Other income	259	313	320	341	162
Total Rental Revenues	30,497	27,370	26,059	23,335	22,281
Property Expenses	7,959	7,543	7,118	6,237	5,874
Net Operating Income (NOI)	$22,538	$19,827	$18,941	$17,098	$16,407
Net fair value lease revenue (expense)	60	(4)	48	69	46
Straight line rental revenue adjustment	(922)	(1,095)	(1,409)	(1,039)	(612)
Cash NOI	$21,676	$18,728	$17,580	$16,128	$15,841

Net Income	$12,792	$1,477	$1,056	$617	$196
Add:
General and administrative	4,521	3,602	3,952	3,778	3,740
Depreciation and amortization	12,610	11,214	10,821	10,642	10,490
Acquisition expenses	635	475	528	528	847
Interest expense	3,716	3,254	2,724	2,245	1,658
Loss (gain) on extinguishment of debt	—	—	—	253	(71)
Subtract:
Management, leasing, and development services	111	134	105	186	161
Interest income	—	—	—	153	280
Equity in income from unconsolidated real estate entities	62	61	35	45	12
Gain from early repayment of note receivable	—	—	—	581	—
Gains on sale of real estate	11,563	—	—	—	—
NOI	$22,538	$19,827	$18,941	$17,098	$16,407
Net fair value lease revenue (expense)	60	(4)	48	69	46
Straight line rental revenue adjustment	(922)	(1,095)	(1,409)	(1,039)	(612)
Cash NOI	$21,676	$18,728	$17,580	$16,128	$15,841

(1)	For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 29 of this report.

Second Quarter 2016	Page 10
Supplemental Financial Reporting Package

Statement of Operations Reconciliations - EBITDA and Adjusted EBITDA (1)
(unaudited and in thousands)

	Rexford Industrial Realty, Inc.
	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Net income	$12,792	$1,477	$1,056	$617	$196
Interest expense	3,716	3,254	2,724	2,245	1,658
Depreciation and amortization	12,610	11,214	10,821	10,642	10,490
Proportionate share of real estate related depreciation and
amortization from unconsolidated joint ventures	5	5	5	4	20
EBITDA	$29,123	$15,950	$14,606	$13,508	$12,364
Stock‐based compensation amortization	953	934	494	443	467
Gains on sale of real estate	(11,563)	—	—	—	—
Loss (gain) on extinguishment of debt	—	—	—	253	(71)
Gain from early repayment of note receivable	—	—	—	(581)	—
Legal fees (reimbursements)(2)	—	(643)	—	(88)	64
Acquisition expenses	635	475	528	528	847
Pro forma effect of acquisitions(3)	567	358	757	544	395
Pro forma effect of dispositions(4)	(36)	—	—	—	—
Adjusted EBITDA	$19,679	$17,074	$16,385	$14,607	$14,066

(1)	For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 29 of this report.

(2)	Legal fees (reimbursements) relate to prior litigation of the Company. For more information, see Item 3. Legal Proceedings in our 2014 Annual Report on Form 10-K.

(3)
Represents the estimated impact on EBITDA of Q2’16 acquisitions as if they had been acquired April 1, 2016, Q1’16 acquisitions as if they had been acquired January 1, 2016, Q4’15 acquisitions as if they had been acquired October 1, 2015, Q3’15 acquisitions as if they had been acquired July 1, 2015 and Q2’15 acquisitions as if they had been acquired April 1, 2015. We have made a number of assumptions in such estimates and there can be no assurance that we would have generated the projected levels of EBITDA had we owned the acquired entities as of the beginning of each period.

(4)	Represents the impact on Q2’16 EBITDA of Q2’16 dispositions as if they had been sold as of April 1, 2016. See page 26 for a detail of disposition properties.

Second Quarter 2016	Page 11
Supplemental Financial Reporting Package

Same Property Portfolio Performance (1)
NOI and Cash NOI and Reconciliation to Net Income	(unaudited and in thousands)

Same Property Portfolio NOI and Cash NOI:

	Three Months Ended June 30,				Six months ended June 30,
	2016	2015	$ Change	% Change	2016	2015	$ Change	% Change
Rental income	$19,230	$17,891	$1,339	7.5%	$38,253	$35,782	$2,471	6.9%
Tenant reimbursements	2,558	2,818	(260)	(9.2)%	5,195	5,008	187	3.7%
Other income	178	143	35	24.5%	352	320	32	10.0%
Total rental revenues	21,966	20,852	1,114	5.3%	43,800	41,110	2,690	6.5%
Property expenses	5,695	5,638	57	1.0%	11,778	11,261	517	4.6%
Same property portfolio NOI	$16,271	$15,214	$1,057	6.9%	$32,022	$29,849	$2,173	7.3%
Straight-line rents	(147)	(394)	247	(62.7)%	(474)	(741)	267	(36.0)%
Amort. above/below market leases	79	27	52	192.6%	65	73	(8)	(11.0)%
Same property portfolio Cash NOI	$16,203	$14,847	$1,356	9.1%	$31,613	$29,181	$2,432	8.3%

Reconciliation of Same Property Cash NOI and Same Property Portfolio NOI to Net Income:

	Three Months Ended June 30,				Six months ended June 30,
	2016	2015	$ Change	% Change	2016	2015	$ Change	% Change
Same property portfolio cash NOI	$16,203	14,847			$31,613	29,181
Straight-line rents	147	394			474	741
Amort. above/below market leases	(79)	(27)			(65)	(73)
Same property portfolio NOI	$16,271	$15,214	$1,057	6.9%	$32,022	$29,849	$2,173	7.3%
Non-comparable property operating revenues	8,531	1,429			14,067	2,102
Non-comparable property expenses	(2,264)	(236)			(3,724)	(384)
Total consolidated portfolio NOI	$22,538	$16,407	$6,131	37.4%	$42,365	$31,567	$10,798	34.2%
Add:
Management, leasing and development services	111	161			245	293
Interest income	—	280			—	557
Equity in income from unconsolidated real estate entities	62	12			123	13
Gains on sale of real estate	11,563	—			11,563	—
Gain on extinguishment of debt	—	71			—	71
Deduct:
General and administrative	4,521	3,740			8,123	7,286
Depreciation and amortization	12,610	10,490			23,824	20,374
Acquisition expenses	635	847			1,110	1,080
Interest expense	3,716	1,658			6,970	3,484
Net income	$12,792	$196	$12,596	6,426.5%	$14,269	$277	$13,992	5,051.3%
(1) For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 29 of this report.

Second Quarter 2016	Page 12
Supplemental Financial Reporting Package

Same Property Portfolio Performance (1)
Portfolio Summary and Occupancy	(unaudited and dollars in thousands)

Same Property Portfolio Summary:

	Same Property Portfolio(2)	Stabilized Same Property Portfolio(3)
Number of properties	96	90
Square Feet	9,643,837	9,325,373

Same Property Portfolio Occupancy:

	June 30, 2016		June 30, 2015		Change (ppt)
	Same Property Portfolio	Stabilized Same Property Portfolio(2)	Same Property Portfolio	Stabilized Same Property Portfolio(2)	Same Property Portfolio	Stabilized Same Property Portfolio(2)
Occupancy:
Los Angeles County	91.8%	94.8%	88.9%	91.2%	2.9%	3.6%
Orange County	86.1%	97.9%	83.6%	96.2%	2.5%	1.7%
San Bernardino County	98.2%	98.2%	96.7%	96.7%	1.5%	1.5%
San Diego County	97.0%	97.0%	86.9%	86.9%	10.1%	10.1%
Ventura County	92.9%	92.9%	90.8%	90.8%	2.1%	2.1%
Total/Weighted Average	92.5%	95.7%	89.0%	91.3%	3.5%	4.4%

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 29 of this report.

(2)	The Same Property Portfolio statistics reflect the disposition of properties aggregating 183,111 rentable square feet. See page 26 for a detail of disposition properties.

(3)
Reflects the square footage and occupancy of our Same Property Portfolio adjusted for space aggregating 318,464 rentable square feet at six of our properties that were classified as repositioning or lease-up as of June 30, 2016. For additional details, refer to pages 24 -25 of this report.

Second Quarter 2016	Page 13
Supplemental Financial Reporting Package

Joint Venture Financial Summary
Balance Sheet	(unaudited and in thousands)

	Mission Oaks (1)
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Assets:
Investments in real estate, net	$21,532	$21,416	$21,558	$21,153	$20,690
Cash and cash equivalents	2,702	2,837	2,474	2,631	2,891
Rents and other receivables, net	100	61	34	5	183
Deferred rent receivable	85	65	61	39	2
Deferred leasing costs and acquisition related intangible assets, net	156	177	140	152	74
Other assets	4	14	13	16	22
Total Assets	$24,579	$24,570	$24,280	$23,996	$23,862

Liabilities:
Accounts payable, accrued expenses and other liabilities	$157	$603	$646	$686	$836
Tenant security deposits	436	436	436	429	429
Prepaid rents	33	43	168	130	177
Total Liabilities	626	1,082	1,250	1,245	1,442

Equity:
Equity	8,202	8,202	8,202	8,202	8,202
Accumulated deficit and distributions	15,751	15,286	14,828	14,549	14,218
Total Equity	23,953	23,488	23,030	22,751	22,420

Total Liabilities and Equity	$24,579	$24,570	$24,280	$23,996	$23,862

Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%	15%

(1)	These financial statements represent amounts attributable to the joint venture entities and do not represent our 15% proportionate share.

Second Quarter 2016	Page 14
Supplemental Financial Reporting Package

Joint Venture Financial Summary(1)
Statement of Operations	(unaudited and in thousands)

Statement of Operations

	Mission Oaks (2)
	Three Months Ended
	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Income Statement
Rental revenues	$526	$549	$526	$502	$373
Tenant reimbursements	121	80	106	191	312
Other operating revenues	9	3	(2)	2	—
Total revenue	656	632	630	695	685

Total operating expense	160	121	288	334	423
NOI	$496	$511	$342	$361	$262

General and administrative	(2)	19	36	3	13
Depreciation and amortization	33	34	27	27	138
Total expense	191	174	351	364	574
Net Income	$465	$458	$279	$331	$111

EBITDA
Net income	$465	$458	$279	$331	$111
Depreciation and amortization	33	34	27	27	138
EBITDA	$498	$492	$306	$358	$249

Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%	15%

Reconciliation - Equity Income in Joint Venture

Net income	$465	$458	$279	$331	$111

Rexford Industrial Realty, Inc. Ownership %:	15%	15%	15%	15%	15%
Company share	69	69	42	50	17
Intercompany eliminations/basis adjustments	(7)	(8)	(7)	(5)	(5)
Equity in net income from unconsolidated real estate entities	$62	$61	$35	$45	$12

(1)	For a definition and discussion of non-GAAP financial measures, see the definitions section beginning on page 29 of this report.

(2)	These financial statements represent amounts attributable to the joint venture entities and do not represent our 15% proportionate share.

Second Quarter 2016	Page 15
Supplemental Financial Reporting Package

Capitalization Summary
(unaudited and in thousands, except share and per share data)

Capitalization as of June 30, 2016

Description	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
Common shares outstanding (1)	65,679,483	55,276,567	55,265,243	55,198,780	55,051,832
Operating partnership units outstanding(2)	1,999,563	2,026,642	2,026,642	2,066,704	2,177,573
Total shares and units outstanding at period end	67,679,046	57,303,209	57,291,885	57,265,484	57,229,405
Share price at end of quarter	$21.09	$18.16	$16.36	$13.79	$14.58
Total Equity Market Capitalization	$1,427,351	$1,040,626	$937,295	$789,691	$834,405

Total Debt	$503,009	$445,611	$418,698	$335,904	$296,715
Less: Cash and cash equivalents	(29,177)	(6,402)	(5,201)	(5,083)	(9,988)
Net Debt	$473,832	$439,209	$413,497	$330,821	$286,727

Total Combined Market Capitalization (Debt and Equity)	$1,901,183	$1,479,835	$1,350,792	$1,120,512	$1,121,132

Net debt to total combined market capitalization	24.9%	29.7%	30.6%	29.5%	25.6%
Net debt to Adjusted EBITDA (quarterly results annualized)(3)	6.0x	6.4x	6.3x	5.7x	5.1x

(1)
Excludes the following number of shares of unvested restricted stock: 356,249 (June 30, 2016), 380,861 (March 31, 2016), 333,441 (December 31, 2015), 389,123 (September 30, 2015) and 407,463 (June 30, 2015).

(2)
Represents outstanding common units of the Company’ s operating partnership, Rexford Industrial Realty, LP, that are owned by unit holders other than Rexford Industrial Realty, Inc. Represents the noncontrolling interest in our operating partnership. Excludes 166,669 unvested LTIP Units and 315,998 unvested performance units which were granted during Q4-15.

(3)	For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 29 of this report.

Second Quarter 2016	Page 16
Supplemental Financial Reporting Package

Debt Summary
(unaudited and dollars in thousands)

Debt Detail:
As of June 30, 2016

Debt Description	Maturity Date	Stated Interest Rate	Effective Interest Rate(1)	Principal Balance	Maturity Date of Effective Swaps
Secured Debt:
$60M Term Loan	8/1/2019(2)	LIBOR + 1.90%	3.818%	$60,000	2/15/2019
Gilbert/La Palma	3/1/2031	5.125%	5.125%	2,977	--
12907 Imperial Highway	4/1/2018	5.950%	5.950%	5,242	--
1065 Walnut St	2/1/2019(3)	4.550%	4.550%	9,790	--
Unsecured Debt:
$100M Term Loan Facility	6/11/2019	LIBOR +1.35%(4)	3.248%	100,000	12/14/2018
$200M Revolving Credit Facility(5)	6/11/2018(2)	LIBOR +1.40%(4)	1.865%	—	--
$225M Term Loan Facility(6)	1/14/2023	LIBOR +1.60%(4)	2.065%	225,000	--
$100M Senior Notes	8/6/2025	4.290%	4.290%	100,000	--
Total Consolidated:			3.059%	$503,009

(1)	Includes the effect of interest rate swaps effective as of June 30, 2016, and excludes the effect of discounts/premiums, deferred loan costs and the unused commitment fee.

(2)	One additional one‐year extension is available, provided that certain conditions are satisfied.

(3)	One additional five‐year extension is available, provided that certain conditions are satisfied.

(4)
The applicable LIBOR margin will range from 1.30% to 1.90% for the revolving credit facility, 1.25% to 1.85% for the $100M term loan facility and 1.50% to 2.25% for the $225M term loan facility depending on the ratio of our outstanding consolidated indebtedness to the value of our consolidated gross asset value, which is measured on a quarterly basis. As a result, the effective interest rate will fluctuate from period to period.

(5)	The credit facility is subject to an unused commitment fee which is calculated as 0.30% or 0.20% of the daily unused commitment if the balance is under $100M or over $100M, respectively.

(6)
We have executed two interest rate swaps that will effectively fix this $225M term loan as follows: (i) $125M at 1.349% plus the applicable LIBOR margin from 2/14/18 to 1/14/22 and (ii) $100M at 1.406% plus the applicable LIBOR margin from 8/14/18 to 1/14/22.

Debt Composition:
Category	Avg. Term Remaining (yrs)(1)	Stated Interest Rate	Effective Interest Rate	Balance	% of Total
Fixed(2)	5.3	3.86%	3.86%	$278,009	55%
Variable(2)	6.5	LIBOR + 1.60%	2.07%	$225,000	45%
Secured	3.4		4.10%	$78,009	16%
Unsecured	6.3		2.87%	$425,000	84%

(1)	The weighted average remaining term to maturity of our consolidated debt is 5.8 years.

(2)	If all of our interest rate swaps were effective as of June 30, 2016, our consolidated debt would be 100% fixed and 0% variable. See footnote (6) above.

Debt Maturity Schedule:
Year	Secured	Unsecured Debt	Total	% Total	Effective Interest Rate
2016-2017	$—	$—	$—	—%	—%
2018	5,242	—	5,242	1%	5.950%
2019	69,790	100,000	169,790	34%	3.524%
Thereafter	2,977	325,000	327,977	65%	2.771%
Total	$78,009	$425,000	$503,009	100%	3.059%

Second Quarter 2016	Page 17
Supplemental Financial Reporting Package

Debt Covenants
(unaudited results)

Unsecured Revolving Credit Facility and Term Loan Facility Covenants(1)

	Covenant	June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015
Maximum Leverage Ratio	less than 60%	36.2%	37.8%	36.3%	30.2%
Maximum Secured Leverage Ratio	less than 45%	5.6%	6.6%	5.9%	6.2%
Maximum Secured Recourse Debt	less than 15%	—%	—%	—%	—%
Minimum Tangible Net Worth	$582,432,000	$913,570,000	$755,296,000	$753,641,000	$755,982,000
Minimum Fixed Charge Coverage Ratio	at least 1.50 to 1.00	4.40 to 1.00	4.42 to 1.00	4.72 to 1.00	5.26 to 1.00
Unencumbered Leverage Ratio	less than 60%	34.1%	35.4%	33.6%	27.1%
Unencumbered Interest Coverage Ratio	at least 1.75 to 1.00	3.20 to 1.00	3.15 to 1.00	3.31 to 1.00	3.87 to 1.00

(1)	Our actual performance for each covenant is calculated based on the definitions set forth in the loan agreement.

Second Quarter 2016	Page 18
Supplemental Financial Reporting Package

Portfolio Overview
at 6/30/16	(unaudited results)

Consolidated Portfolio:

		Rentable Square Feet			Occupancy				Annualized Base Rent
Market	# Properties	Same Properties Portfolio	Non-Same Properties Portfolio	Total Portfolio	Same Properties Portfolio	Non-Same Properties Portfolio	Total Portfolio	Total Portfolio Excluding Repositioning(1)	Total (in thousands)(2)	per SF
Central LA	4	238,153	149,157	387,310	80.1%	100.0%	87.7%	100.0%	$3,449	$10.15
Greater San Fernando Valley	25	2,450,458	347,953	2,798,411	90.7%	56.8%	86.5%	92.8%	22,735	$9.39
Mid-Counties	9	369,350	302,740	672,090	98.4%	79.1%	89.7%	99.0%	5,762	$9.56
San Gabriel Valley	14	1,213,095	520,969	1,734,064	98.6%	100.0%	99.0%	99.0%	12,568	$7.32
South Bay	12	635,741	337,082	972,823	83.4%	100.0%	89.1%	96.4%	7,975	$9.20
Los Angeles County	64	4,906,797	1,657,901	6,564,698	91.8%	87.1%	90.6%	96.1%	52,489	$8.83

North Orange County	6	579,446	64,570	644,016	98.0%	100.0%	98.2%	98.2%	5,996	$9.48
OC Airport	8	511,270	243,371	754,641	66.8%	100.0%	77.5%	98.1%	5,443	$9.31
South Orange County	3	46,178	283,280	329,458	100.0%	100.0%	100.0%	100.0%	2,793	$8.48
West Orange County	3	170,865	322,865	493,730	100.0%	100.0%	100.0%	100.0%	4,283	$8.68
Orange County	20	1,307,759	914,086	2,221,845	86.1%	100.0%	91.8%	98.9%	18,514	$9.07

Inland Empire East	2	85,282	—	85,282	100.0%	—%	100.0%	100.0%	558	$6.54
Inland Empire West	13	961,184	568,109	1,529,293	98.1%	97.3%	97.8%	97.8%	10,465	$7.00
San Bernardino County	15	1,046,466	568,109	1,614,575	98.2%	97.3%	97.9%	97.9%	11,023	$6.97

Ventura	11	1,057,369	87,181	1,144,550	92.9%	78.9%	91.8%	91.8%	8,845	$8.42
Ventura County	11	1,057,369	87,181	1,144,550	92.9%	78.9%	91.8%	91.8%	8,845	$8.42

Central San Diego	13	664,487	769,706	1,434,193	97.7%	50.4%	72.3%	97.8%	11,567	$11.15
North County San Diego	6	584,258	—	584,258	96.0%	—%	96.0%	96.0%	5,370	$9.58
South County San Diego	1	76,701	—	76,701	99.4%	—%	99.4%	99.4%	705	$9.25
San Diego County	20	1,325,446	769,706	2,095,152	97.0%	50.4%	79.9%	97.3%	17,642	$10.54
CONSOLIDATED TOTAL / WTD AVG	130	9,643,837	3,996,983	13,640,820	92.5%	84.3%	90.1%	96.5%	$108,513	$8.83

Unconsolidated Joint Ventures:
Ventura	1	68,370	—	68,370	55.0%	0.0%	55.0%	55.0%	$317	$8.43
UNCONSOLIDATED TOTAL / WTD AVG	1	68,370	—	68,370	55.0%	0.0%	55.0%	55.0%	$317	$8.43

Total Portfolio:
GRAND TOTAL / WTD AVG	131	9,712,207	3,996,983	13,709,190	92.3%	84.3%	89.9%	96.3%	$108,830	$8.83

(1)
Excludes space aggregating 905,708 square feet at 10 of our properties that were in various stages of repositioning or lease-up as of June 30, 2016. See pages 24 - 25 for additional details on these properties.

(2)
Calculated for each property as monthly contracted base rent per the terms of the lease(s) at such property, as of June 30, 2016, multiplied by 12 and then multiplied by our ownership interest for such property, and then aggregated by market. Excludes billboard and antenna revenue and rent abatements.

Second Quarter 2016	Page 19
Supplemental Financial Reporting Package

Occupancy and Leasing Trends
(unaudited results, data represents consolidated portfolio only)

Occupancy by County:

	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	June 30, 2015
Occupancy: (1)
Los Angeles County	90.6%	89.3%	91.4%	86.1%	87.7%
Orange County	91.8%	88.1%	86.4%	85.1%	84.4%
San Bernardino County	97.9%	96.7%	97.0%	97.2%	96.7%
Ventura County	91.8%	91.6%	95.3%	94.7%	90.8%
San Diego County	79.9%	77.2%	75.8%	91.7%	87.5%
Total/Weighted Average	90.1%	88.1%	89.2%	88.8%	88.4%

Consolidated Portfolio SF	13,640,820	12,152,138	11,955,455	11,078,912	10,649,768

Leasing Activity:

	Three Months Ended
	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	June 30, 2015
Leasing Activity (SF): (2)
New leases	476,858	248,520	343,876	216,499	283,695
Renewal	598,301	712,771	237,935	323,085	442,019
Gross leasing	1,075,159	961,291	581,811	539,584	725,714

Expiring leases	936,655	1,071,075	378,694	455,677	857,483
Net absorption	138,504	(109,784)	203,117	83,907	(131,769)(3)
Retention rate	64%	67%	63%	71%	52%(3)

Weighted Average New/Renewal Leasing Spreads:

	Three Months Ended
	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sep 30, 2015	June 30, 2015
GAAP Rent Change	23.5%	13.6%	12.9%	16.3%	15.4%
Cash Rent Change	11.0%	5.6%	6.4%	5.4%	7.0%

(1)	See page 19 for the occupancy by county of our total consolidated portfolio excluding repositioning space.

(2)	Excludes month-to-month tenants.

(3)
Excluding the effect of two move-outs aggregating 146,133 square feet at two of our repositioning properties, Birch and Frampton, our net absorption was 14,364 square feet and our retention rate was 62%, respectively.

Second Quarter 2016	Page 20
Supplemental Financial Reporting Package

Leasing Statistics
(unaudited results, data represents consolidated portfolio only)

Leasing Activity:

	# Leases Signed	SF of Leasing	Wtd. Avg. Lease Term	Rent Change - GAAP	Rent Change - Cash
Second Quarter 2016:
New(1)	65	476,858	4.1	29.1%	14.8%
Renewal (2)	78	598,301	4.7	20.7%	9.0%
Total/Weighted Average	143	1,075,159	4.4	23.5%	11.0%

Uncommenced Leases by County:

Market	Leased SF	Uncommenced Leases Annual Base Rent (in thousands)	Total Pro Forma Annualized Base Rent (in thousands)	Pro Forma Occupancy	Pro Forma Annualized Base Rent per SF
Los Angeles County	8,796	179	$52,668	90.7%	$8.84
Orange County	2,840	37	18,551	92.0%	$9.08
San Bernardino County	6,245	63	11,086	98.3%	$6.99
San Diego County	9,335	108	17,750	80.4%	$10.54
Ventura County	—	—	8,845	91.8%	$8.42
Total/Weighted Average	27,216	$387	$108,900	90.3%	$8.84

Lease Expiration Schedule:

Year of Lease Expiration	# of Leases Expiring	Total Rentable SF	Annualized Base Rent (in thousands)	% of Annualized Base Rent	Annualized Base Rent per SF
Available	—	1,320,630	$—	—%	$—
MTM Tenants	98	155,044	2,578	2.4%	$16.63
2016	227	1,434,417	12,064	11.1%	$8.41
2017	382	2,330,082	20,591	18.9%	$8.84
2018	285	1,582,504	15,012	13.8%	$9.49
2019	150	1,619,727	13,831	12.7%	$8.54
2020	59	1,481,864	12,425	11.4%	$8.38
2021	63	1,908,303	16,290	15.0%	$8.54
2022	10	377,542	2,440	2.2%	$6.46
2023	9	251,599	2,952	2.7%	$11.73
2024	6	491,018	3,827	3.5%	$7.79
2025	4	260,467	2,477	2.3%	$9.51
Thereafter	6	427,623	4,413	4.0%	$10.32
Total Portfolio	1,299	13,640,820	$108,900	100.0%	$8.84

(1)
The GAAP and cash rent spreads for new leases excludes 26 leases aggregating 200,762 rentable square feet for which there was no comparable lease data. Comparable leases generally exclude: (i) space that has never been occupied under our ownership, (ii) repositioned/redeveloped space, (iii) space that has been vacant for over one year, (iv) space with different lease structures (for example a change from a gross lease to a modified gross lease or a increase or decrease in the leased square footage) or (v) lease terms shorter than six months.

(2)
The GAAP and cash rent spreads for renewal leases excludes 15 leases aggregating 122,550 rentable square feet for which there was no comparable lease data, due to either (i) space with different lease structures or (ii) lease terms shorter than six months.

Second Quarter 2016	Page 21
Supplemental Financial Reporting Package

Top Tenants and Lease Segmentation
(unaudited results, data represents consolidated portfolio only)

Top 10 Tenants:

Tenant	Submarket	Leased SF	% of Total Ann. Base Rent	Ann. Base Rent per SF	Lease Expiration
32 Cold, LLC	Central LA	149,157	1.9%	$13.80	3/31/2026(1)
Money Mailer Holding Corporation	West Orange County	207,953	1.9%	$9.71	12/31/2016
Cosmetic Laboratories of America, LLC	Greater San Fernando Valley	319,348	1.7%	$5.95	6/30/2020
Valeant Pharmaceuticals International, Inc.	West Orange County	170,865	1.3%	$8.24	12/31/2019
Triumph Processing, Inc.	South Bay	164,662	1.2%	$8.22	5/31/2030
Senior Operations, Inc.	Greater San Fernando Valley	130,800	1.1%	$8.88	11/30/2024
Cox Communications California, LLC	South Orange County	102,299	1.1%	$11.16	9/30/2021
Biosense Webster	San Gabriel Valley	89,920	1.0%	$12.63	10/31/2020(2)
KT's Kitchen's, Inc.	South Bay	87,420	1.0%	$12.79	4/30/2021
Warehouse Specialists, Inc.	San Gabriel Valley	245,961	1.0%	$4.50	11/30/2017
Top 10 Total / Weighted Average		1,668,385	13.2%	$8.63

(1)	Includes (i) 78,280 rentable square feet expiring September 30, 2025 and (ii) 70,877 rentable square feet expiring March 31, 2026.

(2)	Includes (i) 12,800 rentable square feet expiring September 30, 2017, (ii) 1,120 rentable square feet expiring September 30, 2019 and (iii) 76,000 rentable square feet expiring October 31, 2020.

Lease Segmentation by Size:

Square Feet	Number of Leases	Rentable SF	Leased %	Ann. Base Rent (in thousands)	% of Total Ann. Base Rent	Ann. Base Rent per SF
<4,999	905	2,042,060	91.2%	$21,303	19.6%	$11.44
5,000‐9,999	152	1,108,909	93.6%	10,622	9.7%	$10.23
10,000‐24,999	148	2,532,239	92.1%	21,661	19.9%	$9.29
25,000‐49,999	38	1,529,067	87.4%	12,051	11.1%	$9.02
>50,000	56	6,428,545	89.5%	43,263	39.7%	$7.52
Total / Weighted Average	1,299	13,640,820	90.3%	$108,900	100.0%	$8.84

Second Quarter 2016	Page 22
Supplemental Financial Reporting Package

Capital Expenditure Summary
(unaudited results, in thousands, except square feet and per square foot data)
(data represents consolidated portfolio only)

Three Months Ended June 30, 2016

	Amount	SF(1)	PSF
Tenant Improvements:
New Leases‐1st Generation(2)	$791	123,171	$6.42
New Leases‐2nd Generation	$659	263,408	$2.50
Renewals	$60	73,340	$0.82
Leasing Commissions & Lease Costs:
New Leases‐1st Generation	$273	356,292	$0.77
New Leases‐2nd Generation	$602	335,471	$1.79
Renewals	$162	477,416	$0.34
Total Recurring Capex:
Recurring Capex	$848	13,441,111	$0.06
Recurring Capex % of NOI	3.8%
Recurring Capex % of Operating Revenue	2.8%
Nonrecurring Capex	$5,430	5,594,405	$0.97

Six months ended June 30, 2016

	Amount	SF(1)	PSF
Tenant Improvements:
New Leases ‐1st Generation	$996	274,995	$3.62
New Leases‐2nd Generation	$782	360,648	$2.17
Renewals	$102	97,922	$1.04
Leasing Commissions & Lease Costs:
New Leases‐1st Generation	$1,057	592,095	$1.79
New Leases‐2nd Generation	$781	474,824	$1.64
Renewals	$279	736,504	$0.38
Total Recurring Capex:
Recurring Capex	$1,434	12,706,805	$0.11
Recurring Capex % NOI	3.4%
Recurring Capex % Operating Revenue	2.5%
Nonrecurring Capex	$9,668	5,975,269	$1.62

(1)
For tenant improvements and leasing commissions, reflects the aggregate square footage of the leases in which we incurred such costs, excluding new/renewal leases in which there were no tenant improvements and/or leasing commissions. For recurring capex, reflects the weighted average square footage of our consolidated portfolio for the period. For nonrecurring capex, reflects the aggregate square footage of the properties in which we incurred such capital expenditures.

(2)
Includes a tenant improvement allowance payment of $499 to a tenant located at 2431-2433 Impala. Excluding this allowance payment, 1st generation tenant improvements were (i) $293 for 110,702 SF or $2.65 PSF for the three months ended June 30, 2016 and (ii) $498 for 262,526 SF or $1.90 PSF for the six months ended June 30, 2016.

Second Quarter 2016	Page 23
Supplemental Financial Reporting Package

Properties and Space Under Repositioning
As of June 30, 2016	(unaudited results, in thousands, except square feet)

Repositioning Properties

			Est. Construction Period		Costs Incurred
Property (Submarket)	Rentable Square Feet	Same Property Portfolio	Start	Target Completion	Purchase Price	Repositioning	Cumulative Investment to date(1)	Projected Total Investment(2)	Occ % 6/30/16	Actual Cash NOI 2Q‐2016(3)		Est. Annual Stabilized Cash NOI(4)	Est.Period until Stabilized (months)(5)
CURRENT REPOSITIONING:
1601 Alton Pkwy. (OC Airport)	124,000	Y	4Q-2014	3Q-2016	$13,276	$3,405	$16,681	$19,078	40%	$93		$1,359	4 - 10
24105 Frampton Ave. (South Bay)	49,841	Y	2Q-2015	3Q-2016	$3,930	$1,517	$5,447	$5,447	0%	$(22)		$362	1 - 7
9615 Norwalk Blvd. (Mid-Counties)(6)	38,362	N	3Q-2015	2Q-2018	$9,642	$184	$9,826	$23,682	0%	$171		$1,556	See footnote (6)
2535 Midway Drive (Central SD)	373,744	N	4Q-2015	1Q-2018	$19,295	$142	$19,437	$46,680	0%	$(113)		$4,189	27 - 32
12247 Lakeland Rd. (Mid-Counties)	24,875	N	1Q-2016	3Q-2016	$4,257	$328	$4,585	$4,925	0%	$(8)		$297	0 - 3
679-691 S. Anderson St. (Central LA)	47,490	Y	1Q-2016	3Q-2016	$6,490	$486	$6,976	$7,125	0%	$(6)		$585	3 - 9
TOTAL/WEIGHTED AVERAGE	658,312				$56,890	$6,062	$62,952	$106,937	8%	$115	(7)	$8,348

COMPLETED REPOSITIONING/LEASE-UP:
2610 & 2701 S. Birch St. (OC Airport)(8)	98,230	Y	2Q-2015	4Q-2015	$11,000	$2,606	$13,606	$13,606	15%	$67		$868	0 - 5
9401 De Soto Ave. (SF Valley)(8)(9)	150,263	N	2Q-2015	1Q-2016	$14,075	$2,486	$16,561	$16,992	0%	$(34)		$1,007	0 - 5
TOTAL/WEIGHTED AVERAGE	248,493				$25,075	$5,092	$30,167	$30,598	6%	$33	(7)	$1,875

(1)	Cumulative investment‐to‐date includes the purchase price of the property and subsequent costs incurred for nonrecurring capital expenditures.

(2)
Projected total investment includes the purchase price of the property and an estimate of total expected nonrecurring capital expenditures to be incurred on each repositioning project to reach completion.

(3)
Represents the actual net operating income for each property for the three months ended June 30, 2016. For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 29 of this report.

(4)
Based on current management estimates. Actual results may vary materially from our estimates. The Company does not provide a reconciliation to net income on a consolidated basis, because it is unable to provide a meaningful or accurate estimation of reconciling items due to the inherent difficulty of forecasting the timing and/or amount of various items that would impact net income.

(5)
Represents the estimated remaining number of months, as of June 30, 2016, for the property to reach stabilization. Includes time to complete construction and lease-up the property. Actual number of months required to reach stabilization may vary materially from our estimates.

(6)
9615 Norwalk has 10.26 acres of partially paved storage yard/industrial land that is currently under a short-term lease. The current projected total investment reflects the cost of designing and constructing a new building after the short-term lease ends, and assumes we do not re-lease the land on a longer term basis. If we decide to re-lease the land on a longer term basis, the projected total investment would decrease to $10,729, which reflects the cost of making improvements to the storage yard/land, including upgrading the paving and adding lighting.

(7)
Actual NOI for the three months ended June 30, 2016, reflects the capitalization of $140 of real estate property taxes and insurance for current repositioning and $48 for completed repositioning/lease-up properties, respectively. We will continue to capitalize real estate property taxes and insurance during the period in which construction is taking place to get each repositioning property ready for its intended use.

(8)	As of June 30, 2016, this property is in lease-up.

(9)	As of June 30, 2016, we have substantially completed the repositioning of 9401 DeSoto Avenue.

Second Quarter 2016	Page 24
Supplemental Financial Reporting Package

Properties and Space Under Repositioning (Continued)
As of June 30, 2016	(unaudited results, in thousands, except square feet)

Repositioning Space

				Construction Period		Costs Incurred
Property (Submarket)	Rentable Square Feet	Space Under Repositioning	Same Property Portfolio	Start	Target Completion	Repositioning	Projected Total Investment(1)	Occ % 6/30/16	Actual Cash NOI 2Q‐2016(2)		Est. Annual Stabilized Cash NOI(3)	Est.Period until Stabilized (months)(4)
15140 & 15148 Bledsoe St. (SF Valley)(5)	133,356	39,670	Y	1Q-2015	2Q-2016	$1,256	$1,277	70%	$101		$882	0 - 2
228th Street (South Bay)(6)	88,580	23,093	Y	1Q-2016	3Q-2016	$325	$1,841	67%	$(8)		$207	8 - 11
TOTAL/WEIGHTED AVERAGE	221,936	62,763				$1,581	$3,118	69%	$93	(7)	$1,089

Completed and Leased Repositionings

Property (Submarket)		Rentable Square Feet				Stabilized Period				Stabilized Yield
7110 Rosecrans Ave. (South Bay)		73,439				2Q-2015				7.9%
7900 Nelson Rd. (SF Valley)		202,905				4Q-2015				6.6%
605 8th Street (SF Valley)		55,715				4Q-2015				6.8%
TOTAL/WEIGHTED AVERAGE		332,059								6.9%

(1)
Projected total investment includes the purchase price of the property and an estimate of total expected nonrecurring capital expenditures to be incurred on each repositioning project to reach completion.

(2)
Represents the actual net operating income for each property for the three months ended June 30, 2016. For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 29 of this report.

(3)
Based on current management estimates. Actual results may vary materially from our estimates. The Company does not provide a reconciliation to net income on a consolidated basis, because it is unable to provide a meaningful or accurate estimation of reconciling items due to the inherent difficulty of forecasting the timing and/or amount of various items that would impact net income.

(4)
Represents the estimated remaining number of months, as of June 30, 2016, for the property to reach stabilization. Includes time to complete construction and lease-up the property. Actual number of months required to reach stabilization may vary materially from our estimates.

(5)	As of June 30, 2016, we have substantially completed the repositioning of 15140 & 15148 Bledsoe Street.

(6)
The property located at 228th Street includes eight buildings, of which three buildings aggregating 23,093 rentable square feet were under repositioning as of June 30, 2016. The amounts presented on this page represent the actual and estimated costs and cash NOI of only these three buildings.

(7)
Actual NOI for the three months ended June 30, 2016, reflects the capitalization of $27 for repositioning space. We will continue to capitalize real estate property taxes and insurance during the period in which construction is taking place to get each repositioning property ready for its intended use.

Second Quarter 2016	Page 25
Supplemental Financial Reporting Package

Current Year Acquisitions and Dispositions Summary
(unaudited results, data represents consolidated portfolio only)

2016 Acquisitions
Acquisition Date	Property Address	County	Submarket	Rentable Square Feet	Acquisition Price ($ in MM)	Occ. % at Acquisition	Occ.% at June 30, 2016
3/15/2016	8525 Camino Santa Fe	San Diego	Central San Diego	59,399	$8.5	100%	100%
3/29/2016	28454 Livingston Ave	Valencia	Greater San Fernando Valley	134,287	$16.0	100%	100%
4/15/2016	REIT Portfolio	Various(1)	Various(1)	1,530,814	$191.2	100%	100%
5/3/2016	10750-10826 Lower Azusa Road	Los Angeles	San Gabriel Valley	79,050	$7.7	92%	100%
6/30/2016	525 Park Avenue	Los Angeles	Greater San Fernando Valley	63,403	$7.6	100%	100%

(1)
The REIT Portfolio consists of nine properties located in four of the Company’s core infill submarkets, including Orange County, Los Angeles - San Gabriel Valley, Inland Empire West and Central San Diego. For more information, see our Form 8-K filed on April 11, 2016 with the SEC.

2016 Dispositions
Disposition Date	Property Address	County	Submarket	Rentable Square Feet	Sale Price ($ in MM)	Reason for Selling
5/2/2016	6010 North Paramount Boulevard	Los Angeles	South Bay	16,534	$2.5	User Sale
5/25/2016	1840 Dana Street	Los Angeles	Greater San Fernando Valley	13,497	$4.3	User Sale
6/7/2016	12910 East Mulberry Drive	Los Angeles	Mid-Counties	153,080	$15.0	User Sale

Second Quarter 2016	Page 26
Supplemental Financial Reporting Package

Net Asset Value Components
At 6/30/2016	(unaudited and in thousands, except share data)

Net Operating Income
ProForma Net Operating Income (NOI)(1)	Three Months Ended June 30, 2016
Total operating revenues	$30,497
Property operating expenses	(7,959)
Pro forma effect of uncommenced leases(2)	97
Pro forma effect of acquisitions(3)	567
Pro forma effect of dispositions(4)	(36)
Pro forma NOI effect of properties and space under repositioning(5)	2,586
ProForma NOI	25,752
Fair value lease revenue	60
Straight line rental revenue adjustment	(922)
ProForma Cash NOI	$24,890

Balance Sheet Items

Other assets and liabilities	June 30, 2016
Cash and cash equivalents	$29,177
Restricted cash	17,979
Rents and other receivables, net	3,010
Other assets	5,589
Acquisition related deposits	400
Accounts payable, accrued expenses and other liabilities	(10,877)
Dividends payable	(9,212)
Tenant security deposits	(13,769)
Prepaid rents	(3,367)
Total other assets and liabilities	$18,930

Debt and Shares Outstanding

Total consolidated debt(6)	$503,009

Common shares outstanding(7)	65,679,483
Operating partnership units outstanding(8)	1,999,563
Total common shares and operating partnership units outstanding	67,679,046

(1)	For a definition and discussion of non‐GAAP financial measures, see the definitions section beginning on page 29 of this report.

(2)	Represents the estimated incremental base rent from uncommenced leases as if they had commenced as of April 1, 2016.

(3)
Represents the estimated incremental NOI from Q2’16 acquisitions as if they had been acquired on April 1, 2016. We have made a number of assumptions in such estimates and there can be no assurance that we would have generated the projected levels of NOI had we actually owned the acquired entities as of April 1, 2016.

(4)	Represents the actual Q2’16 NOI for properties sold during the current quarter. See page 26 for a detail of disposition properties.

(5)
Represents the estimated incremental NOI from the 10 properties that were classified as repositioning/lease-up properties as of June 30, 2016, assuming that all repositioning work had been completed and the properties/space were fully stabilized as of April 1, 2016. See pages 24 - 25 for the properties included. We have made a number of assumptions in such estimates and there can be no assurance that we would have generated the projected levels of NOI had these properties actually been stabilized as of April 1, 2016.

(6)	Excludes net deferred loan fees and net loan premium aggregating $2,401.

(7)	Represents outstanding shares of common stock of the Company, which excludes 356,249 shares of unvested restricted stock.
(8)Represents outstanding common units of the Company’s operating partnership, Rexford Industrial Realty, L.P., that are owned by unit holders other than Rexford Industrial Realty, Inc.

Second Quarter 2016	Page 27
Supplemental Financial Reporting Package

Fixed Charge Coverage Ratio
at 6/30/16	(unaudited and in thousands)

For the Three Months Ended
June 30, 2016	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015
EBITDA(1)	29,123	15,950	14,606	13,508	12,364
Cash distributions from unconsolidated joint ventures	75	74	46	54	37
Fair value lease expense	60	(4)	48	69	46
Non‐cash stock compensation	953	934	494	443	467
Straight line corporate office rent expense adjustment	(11)	(1)	(1)	21	37
Gains on sale of real estate	(11,563)	—	—	—	—
Loss (gain) on extinguishment of debt	—	—	—	253	(71)
Straight line rental revenue adjustment	(922)	(1,095)	(1,409)	(1,039)	(612)
Capitalized payments	(292)	(356)	(345)	(296)	(311)
Note receivable discount amortization	—	—	—	(38)	(71)
Gain from early repayment of note receivable	—	—	—	(581)	—
Recurring capital expenditures	(848)	(586)	(1,346)	(921)	(871)
2nd generation tenant improvements and leasing commissions	(1,483)	(461)	(762)	(701)	(893)
Unconsolidated joint venture AFFO adjustments	(9)	(3)	(4)	(5)	4
Cash flow for fixed charge coverage calculation	15,083	14,452	11,327	10,767	10,126
Cash interest expense calculation detail:
Interest expense	3,716	3,254	2,724	2,245	1,658
Capitalized interest	443	439	306	252	186
Note payable premium amortization	59	59	33	33	33
Amortization of deferred financing costs	(264)	(221)	(194)	(200)	(209)
Cash interest expense	3,954	3,531	2,869	2,330	1,668

Fixed Charge Coverage Ratio	3.8	x	4.1	x	3.9	x	4.6	x	6.1	x
(1)For a definition and discussion of non-GAAP financial measures and reconciliations to their nearest GAAP equivalents, see the definitions section and reconciliation section beginning on page 29 and page 8 of this report, respectively.

Second Quarter 2016	Page 28
Supplemental Financial Reporting Package

Definitions / Discussion of Non‐GAAP Financial Measures

Adjusted Funds from Operations (AFFO): We calculate adjusted funds from operations, or AFFO, by adding to or subtracting from FFO, as defined below, the following items: (i) certain non‐cash operating revenues and expenses, (ii) capitalized operating expenditures such as leasing and construction payroll, (iii) recurring capital expenditures required to maintain and re‐tenant our properties, (iv) capitalized interest costs resulting from the repositioning/redevelopment of certain of our properties, (v) 2nd generation tenant improvements and leasing commissions, (vi) gain (loss) on extinguishment of debt and (vii) gain from early repayment of note receivable. Management uses AFFO as a supplemental performance measure because it provides a performance measure that, when compared year over year, captures trends in portfolio operating results. We also believe that, as a widely recognized measure of the performance of REITs, AFFO will be used by investors as a basis to assess our performance in comparison to other REITs. However, because AFFO may exclude certain non‐recurring capital expenditures and leasing costs, the utility of AFFO as a measure of our performance is limited. Additionally, other Equity REITs may not calculate AFFO using the method we do. As a result, our AFFO may not be comparable to such other Equity REITs’ AFFO. AFFO should be considered only as a supplement to net income (as computed in accordance with GAAP) as a measure of our performance.
Annualized Base Rent: Calculated for each lease as the latest monthly contracted base rent per the terms of such lease multiplied by 12. Excludes billboard and antenna revenue and rent abatements.
Capital Expenditures, Non‐recurring: Expenditures made in respect of a property for improvement to the appearance of such property or any other major upgrade or renovation of such property, and further includes capital expenditures for seismic upgrades, or capital expenditures for deferred maintenance existing at the time such property was acquired.
Capital Expenditures, Recurring: Expenditures made in respect of a property for maintenance of such property and replacement of items due to ordinary wear and tear including, but not limited to, expenditures made for maintenance or replacement of parking lot, roofing materials, mechanical systems, HVAC systems and other structural systems. Recurring capital expenditures shall not include any of the following: (a) improvements to the appearance of such property or any other major upgrade or renovation of such property not necessary for proper maintenance or marketability of such property; (b) capital expenditures for seismic upgrades; or (c) capital expenditures for deferred maintenance for such property existing at the time such property was acquired.
Capital Expenditures, First Generation: Capital expenditures for newly acquired space, newly developed or redeveloped space, or change in use.
Cash NOI: Cash basis NOI is a non‐GAAP measure, which we calculate by adding or subtracting from NOI (i) fair value lease revenue and (ii) straight‐line rent adjustment. We use Cash NOI, together with NOI, as a supplemental performance measure. Cash NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. Cash NOI should not be used as a substitute for cash flow from operating activities computed in accordance with GAAP. We use Cash NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.
Core Funds From Operations (Core FFO): We calculate Core FFO by adjusting FFO, as defined below, to exclude the impact of certain items that we do not consider reflective of our core revenue or expense streams. These adjustments consist of acquisition expenses and legal expenses or reimbursements related to prior litigation. For more information on prior litigation, see Item 3. Legal Proceedings in our 2014 Annual Report on Form 10-K. Management believes that Core FFO is a useful supplemental measure as it provides a more meaningful and consistent comparison of operating performance and allows investors to more easily compare the Company's operating results. Because certain of these adjustments have a real economic impact on our financial condition and results from operations, the utility of core FFO as a measure of our performance is limited. Other REITs may not calculate core FFO in a consistent manner. Accordingly, our core FFO may not be comparable to other REITs' core FFO. Core FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.
EBITDA and Adjusted EBITDA: EBITDA is calculated as earnings (net income) before interest expense, tax expense and depreciation and amortization, including our proportionate share from our unconsolidated joint venture. We calculate Adjusted EBITDA by adding or subtracting the following items: (i) non‐cash stock based compensation expense, (ii) gains on sale of real estate, (iii) gain (loss) on extinguishment of debt, (iv) gain from early repayment of note receivable, (v) legal expenses or reimbursements related to prior litigation, (vi) acquisition expenses and (vii) the pro‐forma effects of acquisitions and dispositions. We believe that EBITDA and Adjusted EBITDA are helpful to investors as a supplemental measure of our operating performance as a real estate company because it is a direct measure of the actual operating results of our industrial properties. We also use these measures in ratios to compare our performance to that of our industry peers. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of Equity REITs. However, because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our liquidity is limited. Accordingly, EBITDA and Adjusted EBITDA should not be considered alternatives to cash flow from operating activities (as computed in accordance with GAAP) as a measure of our liquidity. EBITDA and Adjusted EBITDA should not be considered as alternatives to net income or loss as an indicator of our operating performance. Other Equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not be comparable to such other Equity REITs’ EBITDA and Adjusted EBITDA. EBITDA and Adjusted EBITDA should be considered only as supplements to net income (as computed in accordance with GAAP) as a measure of our performance.

Second Quarter 2016	Page 29
Supplemental Financial Reporting Package

Definitions / Discussion of Non‐GAAP Financial Measures

Funds from Operations (FFO): We calculate FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts (“NAREIT”). FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of depreciable operating property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization, gains and losses from property dispositions, other than temporary impairments of unconsolidated real estate entities, and impairment on our investment in real estate, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of performance used by other REITs, FFO may be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effects and could materially impact our results from operations, the utility of FFO as a measure of our performance is limited. Other equity REITs may not calculate or interpret FFO in accordance with the NAREIT definition as we do, and, accordingly, our FFO may not be comparable to such other REITs’ FFO. FFO should not be used as a measure of our liquidity, and is not indicative of funds available for our cash needs, including our ability to pay dividends. FFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.
Net Operating Income (NOI): NOI includes the revenue and expense directly attributable to our real estate properties calculated in accordance with GAAP. NOI is calculated as total revenue from real estate operations including i) rental revenues ii) tenant reimbursements, and iii) other income less property-level operating expenses. We use NOI as a supplemental performance measure because, in excluding real estate depreciation and amortization expense, general and administrative expenses, interest expense, gains (or losses) on sale of real estate and other non-operating items, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that NOI will be useful to investors as a basis to compare our operating performance with that of other REITs. However, because NOI excludes depreciation and amortization expense and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of our properties (all of which have real economic effect and could materially impact our results from operations), the utility of NOI as a measure of our performance is limited. Other equity REITs may not calculate NOI in a similar manner and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance. NOI should not be used as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs. NOI should not be used as a substitute for cash flow from operating activities in accordance with GAAP. We use NOI to help evaluate the performance of the Company as a whole, as well as the performance of our Same Property Portfolio.
Proforma NOI: Proforma NOI is calculated by adding to NOI the following adjustments: (i) the estimated impact on NOI of uncommenced leases as if they had commenced as the beginning of the reportable period, (ii) the estimated impact on NOI of current period acquisitions as if they had been acquired at the beginning of the reportable period, (iiI) the actual NOI of properties sold during the current period and (iv) the estimated incremental NOI from properties that were classified as repositioning/lease-up properties as of the end of the reporting period, assuming that all repositioning work had been completed and the properties/space were fully stabilized as of the beginning of the reportable period. These estimates do not purport to be indicative of what operating results would have been had the acquisitions actually occurred at the beginning of the reportable period and may not be indicative of future operating results.
Properties Under Repositioning: Typically defined as properties where a significant amount of space is held vacant in order to implement capital improvements that improve the market rentability and leasing functionality of that space. Considered completed once investment is fully or nearly fully deployed and the property is marketable for leasing.
Rent Change ‐ Cash: Compares the first month cash rent excluding any abatement on new leases to the last month rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short‐term leases, and space that has been vacant for over one year.
Rent Change ‐ GAAP: Compares GAAP rent, which straightlines rental rate increases and abatement, on new leases to GAAP rent for the most recent expiring lease. Data included for comparable leases only. Comparable leases generally exclude properties under repositioning, short‐term leases, and space that has been vacant for over one year.
Same Property Portfolio: Our Same Property Portfolio is a subset of our consolidated portfolio and includes properties that were wholly‐owned by us as of January 1, 2015 and still owned by us as of June 30, 2016. The Company’s computation of same property performance may not be comparable to other REITs.
Space Under Repositioning: Defined as space held vacant in order to implement capital improvements to change the leasing functionality of that space. Considered completed once the repositioning has been completed and the unit is marketable for leasing.
Stabilized Same Property Portfolio: Our Stabilized Same Property Portfolio represents the properties included in our Same Property Portfolio, adjusted to exclude space at properties that were in various stages of repositioning or lease-up.
Uncommenced Leases: Reflects signed leases that have not yet commenced as of the reporting date.

Second Quarter 2016	Page 30
Supplemental Financial Reporting Package